Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended September 30, 2015
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
September 30, 2015

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. Our portfolio currently consists of a total of 40 retail properties, 36 of which are operating retail properties, three which are development properties, and one which is under redevelopment (The Gallery at Market East). The 36 operating retail properties have a total of 27.1 million square feet and include 30 enclosed malls and six other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications and Investor Relations
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended September 30,		Year Ended December 31,
	2015	2014	2014	2013
TRADING INFORMATION
Common Shares
High Price per share	$23.26	$21.14	$24.35	$22.54
Low Price per share	$18.65	$18.65	$16.35	$14.20
Closing Share Price (at the end of period)	$19.83	$19.94	$23.46	$18.98
Series A Preferred Shares
High Price per share	$26.68	$26.79	$27.24	$28.06
Low Price per share	$26.04	$25.88	$25.04	$24.77
Closing Share Price (at the end of period)	$26.15	$26.45	$26.24	$25.16
Series B Preferred Shares
High Price per share	$26.46	$26.41	$26.41	$26.86
Low Price per share	$25.09	$25.07	$23.53	$23.05
Closing Share Price (at the end of period)	$25.35	$25.90	$25.89	$23.73
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	69,190	68,787	68,801	68,293
OP Units Outstanding	8,343	2,129	2,122	2,129
Total Common Shares and OP Units Outstanding	77,533	70,916	70,923	70,422
Equity Market Capitalization—Common Shares and OP Units	$1,537,489	$1,414,074	$1,663,848	$1,336,614
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,738,739	$1,615,324	$1,865,098	$1,537,864
DEBT CAPITALIZATION
Secured Debt Balance	$1,593,655	$1,609,941	$1,598,257	$1,701,101
Unsecured Debt Balance (1) (2)	460,000	130,000	130,000	130,000
Debt Capitalization	2,053,655	1,739,941	1,728,257	1,831,101
TOTAL MARKET CAPITALIZATION	$3,792,394	$3,355,265	$3,593,355	$3,368,965
Equity Capitalization/Total Market Capitalization	45.8%	48.1%	51.9%	45.6%
Debt Capitalization/Total Market Capitalization	54.2%	51.9%	48.1%	54.4%
Unsecured Debt Balance/Total Debt	22.4%	7.5%	7.5%	7.1%
DISTRIBUTIONS PER COMMON SHARE
Capital Gain Distributions	(3)	$0.03	$0.11	$—
Non-Dividend Distributions	(3)	0.17	0.69	0.74
Distributions per common share	$0.21	$0.20	$0.80	$0.74
Annualized Dividend Yield (4)	4.2%	4.0%	3.4%	3.9%
CAPITAL RESOURCES
Cash and Cash Equivalents	$36,157	$59,057	$47,721	$41,867
Revolving Facility	400,000	400,000	400,000	400,000
Amount Outstanding	(60,000)	—	—	(130,000)
Letter of Credit	(7,852)	(7,135)	(7,135)	—
Available Revolving Facility	332,148	392,865	392,865	270,000
Term Loans	400,000	250,000	250,000	—
Amount Borrowed	(400,000)	(130,000)	(130,000)	—
Available Term Loans	—	120,000	120,000	—
TOTAL	$368,305	$571,922	$560,586	$311,867
Shelf Registration	$1,000,000	$568,750	$1,000,000	$568,750

(1)	The unsecured debt balance includes a Revolving Facility balance of $60,000 as of September 30, 2015 and $130,000 as of December 31, 2013.

(2)	The unsecured debt balance includes a Term Loan balance of $400,000 as of September 30, 2015 and $130,000 as of December 31, 2014 and September 30, 2014, respectively.

(3)	Tax status of 2015 dividend payments will be available in January 2016.

(4)	Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended September 30, 2015 and September 30, 2014
Proportionate Consolidation Method
(in thousands)

	Quarter Ended September 30, 2015			Quarter Ended September 30, 2014
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$68,378	$8,228	$76,606	$66,908	$8,764	$75,672
Expense reimbursements	31,790	3,244	35,034	31,057	3,663	34,720
Percentage rent	866	10	876	542	12	554
Lease termination revenue	1,431	49	1,480	644	—	644
Other real estate revenue	2,355	505	2,860	2,638	324	2,962
Total real estate revenue	104,820	12,036	116,856	101,789	12,763	114,552
Other income	2,216	—	2,216	3,348	—	3,348
Total revenue	107,036	12,036	119,072	105,137	12,763	117,900
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(33,004)	(2,863)	(35,867)	(33,092)	(3,112)	(36,204)
Utilities	(5,311)	(366)	(5,677)	(5,520)	(376)	(5,896)
Other property operating expenses	(4,428)	(701)	(5,129)	(4,315)	(811)	(5,126)
Total property operating expenses	(42,743)	(3,930)	(46,673)	(42,927)	(4,299)	(47,226)
Depreciation and amortization	(36,108)	(3,142)	(39,250)	(34,240)	(2,504)	(36,744)
General and administrative expenses	(7,554)	—	(7,554)	(8,373)	—	(8,373)
Provision for employee separation expense	(136)	—	(136)	(85)	—	(85)
Acquisition costs and other expenses	(427)	(21)	(448)	(723)	(20)	(743)
Total operating expenses	(86,968)	(7,093)	(94,061)	(86,348)	(6,823)	(93,171)
Interest expense, net (2)	(19,668)	(2,558)	(22,226)	(20,071)	(2,734)	(22,805)
Impairment of assets	(51,412)	—	(51,412)	(2,297)	—	(2,297)
Total expenses	(158,048)	(9,651)	(167,699)	(108,716)	(9,557)	(118,273)
Loss before equity in income of partnerships and gain (loss) on sale interest in real estate	(51,012)	2,385	(48,627)	(3,579)	3,206	(373)
Equity in income of partnerships	2,385	(2,385)	—	3,206	(3,206)	—
Gain (loss) on sale of interest in real estate	12,386	—	12,386	(513)	—	(513)
Net loss	(36,241)	—	(36,241)	(886)	—	(886)
Less: net loss attributed to noncontrolling interest	3,901	—	3,901	27	—	27
Net loss attributable to PREIT	(32,340)	—	(32,340)	(859)	—	(859)
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Net loss attributable to PREIT common shareholders	$(36,302)	$—	$(36,302)	$(4,821)	$—	$(4,821)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $758 and $201 for the quarters ended September 30, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Nine Months Ended September 30, 2015 and September 30, 2014
Proportionate Consolidation Method
(in thousands)

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total (Non GAAP Measure)
REVENUE:
Base rent	$200,069	$24,990	$225,059	$209,896	$22,550	$232,446
Expense reimbursements	93,840	10,933	104,773	96,287	9,787	106,074
Percentage rent	1,712	106	1,818	1,455	80	1,535
Lease termination revenue	1,898	64	1,962	898	12	910
Other real estate revenue	6,967	1,199	8,166	8,005	930	8,935
Total real estate revenue	304,486	37,292	341,778	316,541	33,359	349,900
Other income	4,300	—	4,300	4,807	—	4,807
Total revenue	308,786	37,292	346,078	321,348	33,359	354,707
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(100,073)	(10,124)	(110,197)	(107,723)	(7,911)	(115,634)
Utilities	(15,419)	(1,238)	(16,657)	(19,571)	(807)	(20,378)
Other operating expenses	(12,416)	(2,240)	(14,656)	(11,713)	(1,978)	(13,691)
Total property operating expenses	(127,908)	(13,602)	(141,510)	(139,007)	(10,696)	(149,703)
Depreciation and amortization	(105,938)	(9,365)	(115,303)	(107,610)	(6,069)	(113,679)
General and administrative expenses	(25,624)	—	(25,624)	(26,224)	—	(26,224)
Provision for employee separation expense	(136)	—	(136)	(4,961)	—	(4,961)
Acquisition costs and other expenses	(5,696)	(62)	(5,758)	(3,329)	(20)	(3,349)
Total operating expenses	(265,302)	(23,029)	(288,331)	(281,131)	(16,785)	(297,916)
Interest expense, net (2)	(60,939)	(7,764)	(68,703)	(61,792)	(8,182)	(69,974)
Impairment of assets	(86,319)	—	(86,319)	(19,695)	—	(19,695)
Total expenses	(412,560)	(30,793)	(443,353)	(362,618)	(24,967)	(387,585)
Loss before equity in income of partnerships, gain on sale of non operating real estate and gain (loss) on sale of interest in real estate	(103,774)	6,499	(97,275)	(41,270)	8,392	(32,878)
Equity in income of partnerships	6,499	(6,499)	—	8,392	(8,392)	—
Gain on sale of non operating real estate	43	—	43	—	—	—
Gain (loss) on sale of interest in real estate	12,386	—	12,386	(414)	—	(414)
Net loss	(84,846)	—	(84,846)	(33,292)	—	(33,292)
Less: net loss attributed to noncontrolling interest	8,073	—	8,073	1,004	—	1,004
Net loss attributable to PREIT	$(76,773)	$—	$(76,773)	$(32,288)	$—	$(32,288)
Less: preferred share dividends	(11,886)	—	(11,886)	(11,886)	—	(11,886)
Net loss attributable to PREIT common shareholders	$(88,659)	$—	$(88,659)	$(44,174)	$—	$(44,174)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $1,562 and $494 for the nine months ended September 30, 2015 and 2014, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended September 30, 2015			Quarter Ended September 30, 2014
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$69,130	$7,476	$76,606	$67,765	$7,907	$75,672
Expense reimbursements	32,385	2,649	35,034	32,167	2,553	34,720
Percentage rent	848	28	876	523	31	554
Lease termination revenue	1,386	94	1,480	252	392	644
Other real estate revenue	2,348	512	2,860	2,502	460	2,962
TOTAL REAL ESTATE REVENUE	106,097	10,759	116,856	103,209	11,343	114,552
Property operating expenses:
CAM and real estate taxes	(32,496)	(3,371)	(35,867)	(32,064)	(4,140)	(36,204)
Utilities	(4,949)	(728)	(5,677)	(5,304)	(592)	(5,896)
Other property operating expenses	(4,117)	(1,012)	(5,129)	(3,773)	(1,353)	(5,126)
TOTAL PREOPERTY OPERATING EXPENSES	(41,562)	(5,111)	(46,673)	(41,141)	(6,085)	(47,226)
NET OPERATING INCOME	$64,535	$5,648	$70,183	$62,068	$5,258	$67,326

	2015	% change 2014 to 2015	2014
Same Store NOI variance
Same Store NOI (2)	$64,535	4.0%	$62,068
Same Store NOI excluding lease terminations	$63,149	2.2%	$61,816

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
SAME STORE RETAIL/NON SAME STORE	Same	Non Same	Total (Non GAAP Measure)	Same	Non Same	Total (Non GAAP Measure)
Real estate revenue:
Base rent	$204,142	$20,917	$225,059	$201,912	$30,534	$232,446
Expense reimbursements	96,763	8,010	104,773	95,835	10,239	106,074
Percentage rent	1,771	47	1,818	1,483	52	1,535
Lease termination revenue	1,804	158	1,962	517	393	910
Other real estate revenue	7,132	1,034	8,166	7,329	1,606	8,935
TOTAL REAL ESTATE REVENUE	311,612	30,166	341,778	307,076	42,824	349,900
Property operating expenses:
CAM and real estate taxes	(98,744)	(11,453)	(110,197)	(99,075)	(16,559)	(115,634)
Utilities	(14,822)	(1,835)	(16,657)	(17,624)	(2,754)	(20,378)
Other property operating expenses	(11,849)	(2,807)	(14,656)	(10,232)	(3,459)	(13,691)
TOTAL PREOPERTY OPERATING EXPENSES	(125,415)	(16,095)	(141,510)	(126,931)	(22,772)	(149,703)
NET OPERATING INCOME	$186,197	$14,071	$200,268	$180,145	$20,052	$200,197

	2015	% change 2014 to 2015	2014
Same Store NOI variance
Same Store NOI (2)	$186,197	3.4%	$180,145
Same Store NOI excluding lease terminations	$184,393	2.7%	$179,628

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same Store NOI definition can be found on page 25.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net loss	$(36,241)	$(886)	$(84,846)	$(33,292)
Noncontrolling interest	3,901	27	8,073	1,004
Dividends on preferred shares	(3,962)	(3,962)	(11,886)	(11,886)
Dividends on unvested restricted shares	(76)	(87)	(240)	(293)
Net loss used to calculate loss per share - basic and diluted	$(36,378)	$(4,908)	$(88,899)	$(44,467)

Basic and diluted loss per share	$(0.53)	$(0.07)	$(1.29)	$(0.65)

Weighted average common shares outstanding	69,173	68,769	69,097	68,669
Weighted average unvested restricted shares	(366)	(438)	(387)	(497)
Weighted average shares outstanding - basic	68,807	68,331	68,710	68,172
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	68,807	68,331	68,710	68,172

(1)
The Company had net losses used to calculate earnings per share for all periods presented. Therefore, the effect of common share equivalents of 352 and 672 for the quarters ended September 30, 2015 and 2014, respectively, and 423 and 596 for the nine months ended September 30, 2015 and 2014, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended September 30, 2015			Quarter Ended September 30, 2014
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$104,820	$12,036	$116,856	$101,789	$12,763	$114,552
Property operating expenses	(42,743)	(3,930)	(46,673)	(42,927)	(4,299)	(47,226)
NET OPERATING INCOME	62,077	8,106	70,183	58,862	8,464	67,326
General and administrative expenses	(7,554)	—	(7,554)	(8,373)	—	(8,373)
Provision for employee separation expense	(136)	—	(136)	(85)	—	(85)
Other income	2,216	—	2,216	3,348	—	3,348
Acquisition costs and other expenses	(427)	(21)	(448)	(723)	(20)	(743)
Interest expense, net	(19,668)	(2,558)	(22,226)	(20,071)	(2,734)	(22,805)
Depreciation on non real estate assets	(378)	—	(378)	(363)	—	(363)
Preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	(3,962)
Funds from operations attributable to common shareholders and OP Unit holders	32,168	5,527	37,695	28,633	5,710	34,343
Depreciation on real estate assets	(35,730)	(3,142)	(38,872)	(33,877)	(2,504)	(36,381)
Equity in income of partnerships	2,385	(2,385)	—	3,206	(3,206)	—
Impairment of assets	(51,412)	—	(51,412)	(2,297)	—	(2,297)
Gain (loss) on sale of interest in real estate	12,386	—	12,386	(513)	—	(513)
Preferred share dividends	3,962	—	3,962	3,962	—	3,962
Net loss	$(36,241)	$—	$(36,241)	$(886)	$—	$(886)
Funds from operations attributable to common shareholders and OP Unit holders	$32,168	$5,527	$37,695	$28,633	$5,710	$34,343
Mortgage prepayment penalty and accelerated amortization of financing costs	41	—	41	—	—	—
Acquisition costs	2	—	2	429	—	429
Provision for employee separation expenses	136	—	136	85	—	85
Loss on hedge ineffectiveness	—	—	—	117	—	117
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$32,347	$5,527	$37,874	$29,264	$5,710	$34,974
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$32,347	$5,527	$37,874	$29,264	$5,710	$34,974
Adjustments:
Straight line rent	(687)	(119)	(806)	(341)	(3)	(344)
Recurring capital expenditures	(6,089)	(135)	(6,224)	(6,195)	(303)	(6,498)
Tenant allowances	(5,495)	(292)	(5,787)	(8,597)	(405)	(9,002)
Capitalized leasing costs	(1,610)	—	(1,610)	(1,394)	—	(1,394)
Amortization of above- and below-market lease intangibles	(63)	(47)	(110)	(205)	(52)	(257)
FAD	$18,403	$4,934	$23,337	$12,532	$4,947	$17,479
Weighted average number of shares outstanding			68,807			68,331
Weighted average effect of full conversion of OP Units			8,345			2,129
Effect of common share equivalents			352			672
Total weighted average shares outstanding, including OP Units			77,504			71,132
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.49			$0.48
FUNDS FROM OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS AS ADJUSTED			$0.49			$0.49
FAD ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.30			$0.25
DIVIDEND PER COMMON SHARE			$0.21			$0.20

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Nine Months Ended September 30, 2015				Nine Months Ended September 30, 2014
	Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)		Consolidated	PREIT’s share of unconsolidated partnerships	Total (Non GAAP Measure)
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$304,486	$37,292	$341,778		$316,541	$33,359	$349,900
Operating expenses	(127,908)	(13,602)	(141,510)		(139,007)	(10,696)	(149,703)
NET OPERATING INCOME	176,578	23,690	200,268		177,534	22,663	200,197
General and administrative expenses	(25,624)	—	(25,624)		(26,224)	—	(26,224)
Provision for employee separation expense	(136)	—	(136)		(4,961)	—	(4,961)
Other income	4,300	—	4,300		4,807	—	4,807
Acquisition costs and other expenses	(5,696)	(62)	(5,758)		(3,329)	(20)	(3,349)
Interest expense, net	(60,939)	(7,764)	(68,703)		(61,792)	(8,182)	(69,974)
Depreciation on non real estate assets	(1,136)	—	(1,136)		(1,174)	—	(1,174)
Gain on sale of non operating real estate	43	—	43		—	—	—
Preferred share dividends	(11,886)	—	(11,886)		(11,886)	—	(11,886)
Funds from operations attributable to common shareholders and OP Unit holders	75,504	15,864	91,368		72,975	14,461	87,436
Depreciation on real estate assets	(104,802)	(9,365)	(114,167)		(106,436)	(6,069)	(112,505)
Equity in income of partnerships	6,499	(6,499)	—		8,392	(8,392)	—
Impairment of assets	(86,319)	—	(86,319)		(19,695)	—	(19,695)
Gain (loss) on sale of interest in real estate	12,386	—	12,386		(414)	—	(414)
Dividends on preferred shares	11,886	—	11,886		11,886	—	11,886
Net loss	$(84,846)	$—	$(84,846)		$(33,292)	$—	$(33,292)
Funds from operations attributable to common shareholders and OP Unit holders	$75,504	$15,864	$91,368		$72,975	$14,461	$87,436
Acquisition costs	3,470	—	3,470		2,514	—	2,514
Provision for employee separation expenses	136	—	136		4,961	—	4,961
Loss on hedge ineffectiveness	512	—	512		1,354	—	1,354
Mortgage prepayment penalty and accelerated amortization of financing costs	1,071	—	1,071		—	—	—
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$80,693	$15,864	$96,557		$81,804	$14,461	$96,265
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
Funds from operations attributable to common shareholders and OP Unit holders, as adjusted	$80,693	$15,864	$96,557		$81,804	$14,461	$96,265
Adjustments:
Straight line rent	(1,427)	(337)	(1,764)		(1,164)	(43)	(1,207)
Recurring capital expenditures	(9,509)	(338)	(9,847)		(9,507)	(332)	(9,839)
Tenant allowances	(16,158)	(503)	(16,661)		(19,755)	(523)	(20,278)
Capitalized leasing costs	(4,837)	—	(4,837)		(4,223)	—	(4,223)
Amortization of above- and below-market lease intangibles	(206)	101	(105)		(896)	(95)	(991)
FAD	$48,556	$14,787	$63,343		$46,259	$13,468	$59,727
Weighted average number of shares outstanding			68,710				68,172
Weighted average effect of full conversion of OP Units			6,320				2,129
Effect of common share equivalents			423				596
Total weighted average shares outstanding, including OP Units			75,453				70,897
FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$1.21				$1.23
FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS AS ADJUSTED			$1.28				$1.36
FAD ATTRIBUTABLE TO COMMON SHAREHOLDERS AND OP UNIT HOLDERS			$0.84				$0.84
DIVIDEND PER COMMON SHARE			$0.63				$0.60
PAYOUT RATIOS
Payout ratio of FFO			46.2%	(1)			43.6%	(2)
Payout ratio of FFO as adjusted			44.1%	(1)			40.8%	(2)
Payout ratio of FAD			76.9%	(1)			70.6%	(2)

(1)	Twelve months ended September 30, 2015.

(2)	Twelve months ended September 30, 2014.

Pennsylvania Real Estate Investment Trust
2015 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants less than 10k sf: (3)
1st Quarter	23	43,481	N/A	$70.36	$70.36	N/A	$5.73
2nd Quarter	44	94,220	N/A	56.36	56.36	N/A	10.57
3rd Quarter	40	73,446	N/A	47.88	47.88	N/A	5.87
Total/Average	107	211,147	N/A	$56.29	$56.29	N/A	$7.94

New Leases - non anchor tenants 10k sf or greater: (3)
1st Quarter	1	13,000	N/A	$22.49	$22.49	N/A	$12.64
2nd Quarter	2	23,785	N/A	15.41	15.41	N/A	1.44
3rd Quarter	5	99,332	N/A	13.82	13.82	N/A	14.06
Total/Average	8	136,117	N/A	$14.93	$14.93	N/A	$11.72

Renewals - non anchor tenants less than 10k sf : (4)
1st Quarter	60	137,227	$45.25	$45.95	$0.70	1.5%	$0.18
2nd Quarter	78	255,466	37.64	39.39	1.75	4.6%	—
3rd Quarter	77	181,961	40.96	43.97	3.01	7.3%	0.01
Total/Average	215	574,654	$40.51	$42.41	$1.90	4.7%	$0.05

Renewals - non anchor tenants 10k sf or greater: (4)
1st Quarter	1	12,608	$13.00	$13.50	$0.50	3.8%	$—
2nd Quarter	9	253,119	23.39	24.38	0.99	4.2%	—
3rd Quarter	2	26,230	57.73	68.36	10.63	18.4%	—
Total/Average	12	291,957	$26.03	$27.86	$1.83	7.1%	$—

New Leases - Anchor Tenants
1st Quarter	—	—	N/A	$—	$—	N/A	$—
2nd Quarter	1	48,208	N/A	5.23	5.23	N/A	—
3rd Quarter	—	—	N/A	—	—	N/A	—
Total/Average	1	48,208	N/A	$5.23	$5.23	N/A	$—

Renewals - Anchor Tenants (4)
1st Quarter	—	—	$—	$—	$—	N/A	$—
2nd Quarter	8	963,256	4.59	4.59	—	—%	—
3rd Quarter	2	286,293	3.38	3.38	—	—%	—
Total/Average	10	1,249,549	$4.31	$4.31	$—	—%	$—

(1)	New rent is the initial amount payable upon rent commencement. In certain cases, a lower rent may be payable until certain conditions in the lease are satisfied.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes leases for reconfigured spaces and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2015						September 30, 2014						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	34.8%	$572	$71.97	13.0%	97.3%	96.0%	33.6%	$518	$68.99	13.7%	96.8%	95.2%	10.4%	4.3%	(0.7)%	0.5%	0.8%
Core Growth Malls - Major Markets	28.9%	$375	$45.40	13.2%	93.3%	91.9%	27.9%	$349	$42.90	13.6%	95.7%	92.3%	7.4%	5.8%	(0.4)%	(2.4)%	(0.4)%
Core Growth Malls - Market Dominant	17.7%	$377	$44.07	12.4%	96.6%	92.5%	16.5%	$350	$41.19	12.4%	96.1%	91.3%	7.7%	7.0%	—%	0.5%	1.2%
Non Core Malls	8.7%	$292	$29.60	10.9%	91.5%	87.2%	8.4%	$267	$28.29	11.4%	92.3%	88.1%	9.4%	4.6%	(0.5)%	(0.8)%	(0.9)%
Total Same Store Malls	90.1%	$424	$50.21	12.7%	94.6%	92.3%	86.4%	$387	$47.44	13.2%	95.4%	92.1%	9.6%	5.8%	(0.5)%	(0.8)%	0.2%
Non Same Store Redevelopment Mall	2.5%	N/A	$62.89	N/A	81.3%	74.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Malls	92.6%	$424	$50.74	12.7%	94.0%	91.1%	86.4%	$387	$47.44	13.2%	95.4%	92.1%	9.6%	7.0%	(0.5)%	(1.4)%	(1.0)%
Other Retail Properties	3.8%	N/A	$24.54	N/A	94.4%	93.9%	3.5%	N/A	$18.62	N/A	96.9%	96.6%	N/A	31.8%	N/A	(2.5)%	(2.7)%
Total Retail Properties	96.4%	N/A	$45.52	N/A	94.0%	91.5%	89.9%	N/A	$42.76	N/A	95.5%	92.6%	N/A	6.5%	N/A	(1.5)%	(1.1)%
Sold Properties (3)	1.7%	N/A	N/A	N/A	N/A	N/A	2.6%	$267	$20.52	N/A	94.5%	87.9%	N/A	N/A	N/A	N/A	N/A
Other Properties (4)	1.9%	N/A	N/A	N/A	N/A	N/A	7.5%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$424	$45.52		94.0%	91.5%	100.0%	$384	$41.38		95.5%	92.3%	10.4%	10.0%		(1.5)%	(0.8)%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of 10,000 square feet or less. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $19.69 per square foot as of September 30, 2015 and $18.58 per square foot as of September 30, 2014.

(3)	Sold properties include Springfield Park, Uniontown Mall and Whitehall Mall. Average comp sales information as of September 30, 2014 includes Uniontown Mall.

(4)	Operating metrics for The Gallery at Market East as of September 30, 2015 and 2014, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	September 30, 2015			September 30, 2014			Change
	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)
Premier Malls
Cherry Hill Mall	$661	96.2%	95.4%	$627	95.1%	94.1%	5.4%	1.1%	1.3%
Willow Grove Park	577	98.8%	97.6%	430	96.2%	92.2%	34.2%	2.6%	5.4%
Lehigh Valley Mall	569	95.9%	93.3%	528	96.8%	94.7%	7.8%	(0.9)%	(1.4)%
Woodland Mall	553	98.6%	98.6%	524	98.8%	98.8%	5.5%	(0.2)%	(0.2)%
Jacksonville Mall	490	97.6%	95.3%	454	97.4%	94.9%	7.9%	0.2%	0.4%
Dartmouth Mall	428	98.3%	97.2%	422	98.5%	97.6%	1.4%	(0.2)%	(0.4)%
Premier Malls Subtotal	$572	97.3%	96.0%	$518	96.8%	95.2%	10.4%	0.5%	0.8%
Core Growth Malls - Major Markets
The Mall at Prince Georges	$460	98.2%	96.2%	$438	99.3%	98.5%	5.0%	(1.1)%	(2.3)%
Patrick Henry Mall	420	96.3%	94.6%	383	97.0%	95.7%	9.7%	(0.7)%	(1.1)%
Springfield Mall	407	95.8%	95.8%	387	95.2%	95.2%	5.2%	0.6%	0.6%
Valley Mall	397	95.2%	91.7%	363	97.6%	96.0%	9.4%	(2.4)%	(4.3)%
Francis Scott Key Mall	364	97.8%	96.6%	346	97.7%	96.3%	5.2%	0.1%	0.3%
Moorestown Mall	356	94.4%	87.4%	354	93.1%	84.8%	0.6%	1.3%	2.6%
Exton Square Mall	338	78.5%	82.5%	299	95.3%	89.6%	13.0%	(16.8)%	(7.1)%
Cumberland Mall	333	89.6%	93.2%	298	94.3%	90.5%	11.7%	(4.7)%	2.7%
Plymouth Meeting Mall	320	94.3%	91.3%	318	91.5%	87.1%	0.6%	2.8%	4.2%
Beaver Valley Mall	292	95.8%	90.8%	269	95.9%	91.1%	8.6%	(0.1)%	(0.3)%
Core Growth Malls - Major Markets Subtotal	$375	93.3%	91.9%	$349	95.7%	92.3%	7.4%	(2.4)%	(0.4)%
Core Growth Malls - Market Dominant
Viewmont Mall	$430	98.3%	95.7%	$382	94.0%	84.3%	12.6%	4.3%	11.4%
Capital City Mall	388	97.1%	94.7%	366	96.7%	94.4%	6.0%	0.4%	0.3%
Wyoming Valley Mall	388	96.0%	88.7%	387	95.8%	87.9%	0.3%	0.2%	0.8%
Valley View Mall	381	95.1%	93.4%	370	95.4%	93.5%	3.0%	(0.3)%	(0.1)%
Crossroads Mall	380	95.4%	89.9%	330	96.7%	92.8%	15.2%	(1.3)%	(2.9)%
Magnolia Mall	375	98.8%	97.2%	348	98.4%	96.3%	7.8%	0.4%	0.9%
Logan Valley Mall	327	95.4%	89.0%	291	95.9%	90.3%	12.4%	(0.5)%	(1.3)%
Core Growth Malls - Market Dominant Subtotal	$377	96.6%	92.5%	$350	96.1%	91.3%	7.7%	0.5%	1.2%

Non Core Malls
Washington Crown Center	$336	95.4%	91.5%	$321	89.4%	80.4%	4.7%	6.0%	11.1%
Palmer Park Mall	329	94.6%	82.9%	295	96.1%	87.7%	11.5%	(1.5)%	(4.8)%
Gadsden Mall	310	95.1%	88.0%	286	98.2%	95.6%	8.4%	(3.1)%	(7.6)%
Wiregrass Commons Mall	300	90.7%	86.4%	263	93.0%	89.8%	14.1%	(2.3)%	(3.4)%
New River Valley Mall	282	84.1%	90.8%	258	89.3%	96.0%	9.3%	(5.2)%	(5.2)%
Lycoming Mall	264	96.8%	93.8%	247	97.0%	94.1%	6.9%	(0.2)%	(0.3)%
Voorhees Town Center	261	74.6%	74.3%	236	75.3%	75.0%	10.6%	(0.7)%	(0.7)%
Non Core Malls Subtotal	$292	91.5%	87.2%	$267	92.3%	88.1%	9.4%	(0.8)%	(0.9)%
Total Same Store Malls weighted average	$424	94.6%	92.3%	$387	95.4%	92.1%	9.6%	(0.8)%	0.2%
Non Same Store Redevelopment Mall
Springfield Town Center	N/A	81.3%	74.8%	N/A	N/A	N/A	N/A	N/A	N/A
Total Continuing Malls weighted average	$424	94.0%	91.1%	$387	95.4%	92.1%	9.6%	(1.4)%	(1.0)%
Sold Properties	N/A	N/A	N/A	$267	94.6%	87.7%	N/A	N/A	N/A
Total Malls weighted average	$424	94.0%	91.1%	$384	95.4%	92.0%	10.4%	(1.5)%	(0.8)%
Total Malls excluding Voorhees Town Center	$428	94.3%	91.6%	$387	95.7%	92.5%	10.6%	(1.4)%	(0.9)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

(2)	Average comp sales and total and non anchor occupancy for The Gallery at Market East as of September 30, 2015 and 2014, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant	Brands	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	65	3.7%
Signet Jewelers Limited	J.B. Robinson Jewelers, Kay Jewelers, LeRoy's, Marks and Morgan Jewelers, Piercing Pagoda, Plumb Gold, Shaw's Jewelers, Silver & Gold Connection, Totally Pagoda, Zale's Jewelers	95	3.2%
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	56	3.2%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Baby Gap, Old Navy	34	2.6%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	33	2.6%
J.C. Penney Company, Inc.	JC Penney	23	2.5%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	48	1.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods	11	1.7%
Macy's, Inc.	Bloomingdale's, Macy's	24	1.7%
Genesco, Inc	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	61	1.6%
Sears Holding Corporation	Kmart, Sears	20	1.5%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut/Watch Station	41	1.4%
Regal Entertainment Group	Regal Cinemas	5	1.3%
Abercrombie & Fitch Co.	abercrombie, Abercrombie & Fitch, Hollister Co.	17	1.3%
Forever 21, Inc.	Forever 21	9	1.3%
Boscov's Department Store	Boscov's	8	1.2%
Advent CR Holdings, Inc.	Charlotte Russe	18	1.2%
The Children's Place Retail Stores, Inc.	The Children's Place	27	1.2%
Shoe Show, Inc.	Shoe Dept/Encore	22	1.1%
The Finish Line, Inc.	Finish Line	19	1.0%
Total Top 20 Tenants		636	37.0%
Total Leases		2,597	100.0%

(1)	Excludes tenants from The Gallery at Market East.

(2)	Includes PREIT’s proportionate share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of September 30, 2015
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	164	440,184	4.1%	$16,438	$15,883	4.6%	$37.34
2015	77	195,850	1.8%	7,584	6,983	2.0%	38.72
2016	400	1,354,239	12.7%	50,466	47,167	13.7%	37.27
2017	400	1,245,072	11.7%	48,633	44,675	12.9%	39.06
2018	272	1,218,040	11.4%	43,446	39,066	11.3%	35.67
2019	249	1,020,975	9.6%	37,024	33,804	9.8%	36.26
2020	172	1,111,747	10.4%	31,031	26,660	7.7%	27.91
2021	136	691,160	6.4%	24,398	21,022	6.1%	35.30
2022	119	491,778	4.6%	21,416	19,032	5.5%	43.55
2023	129	746,101	7.0%	26,759	24,124	7.0%	35.87
2024	158	645,762	6.1%	29,663	27,940	8.1%	45.93
Thereafter	250	1,510,922	14.2%	52,499	39,014	11.3%	34.75
Total/Average	2,526	10,671,830	100.0%	$389,357	$345,370	100.0%	$36.48

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2016	10	990,212	11.9%	$3,707	$3,707	10.5%	$3.74
2017	9	1,319,105	15.9%	4,581	4,229	11.9%	3.47
2018	9	998,143	12.0%	4,406	4,406	12.4%	4.41
2019	16	1,717,860	20.6%	5,777	5,777	16.3%	3.36
2020	11	1,319,127	15.8%	6,401	6,401	18.1%	4.85
2021	7	789,538	9.5%	5,040	3,844	10.9%	6.38
2022	4	521,173	6.3%	2,647	2,647	7.5%	5.08
2023	—	—	—%	—	—	—%	N/A
2024	—	—	—%	—	—	—%	N/A
Thereafter	5	667,754	8.0%	4,380	4,380	12.4%	6.56
Total/Average	71	8,322,912	100.0%	$36,939	$35,391	100.0%	$4.44

(1)	Only includes owned space. Excludes tenants from The Gallery at Market East.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 637,321 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2015
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	228	429	32	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	171	9	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	113	128	12	495
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	180	366	39	1,169
Springfield Town Center	VA	100%	2015	1974/2015	—	252	—	—	—	—	—	252	—	209	—	—	—	181	390	266	275	182	1,365
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	87	280	9	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	271	6	1,169
Total Premier Malls					178	689	277	225	165	—	73	1,607	839	845	489	—	—	181	2,354	1,183	1,920	289	7,353
Core Growth Malls - Major Markets
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	207	191	40	1,154
Cumberland Mall	NJ	100%	2005	1973/2003	—	—	—	—	—	—	213	213	—	—	—	155	—	118	273	233	157	70	946
Exton Square Mall	PA	100%	2003	1973/2000	—	—	—	144	178	—	—	322	181	—	96	—	—	—	277	68	245	175	1,087
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	181	200	13	755
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	200	41	1,059
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	243	16	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	240	42	949
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	265	17	917
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	203	9	610
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	229	32	911
Core Growth Malls - Major Markets Subtotal					—	196	618	662	764	123	463	2,826	1,392	—	219	155	—	580	2,346	1,305	2,173	455	9,105
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2015 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	JCPenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Core Growth Malls - Market Dominant
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	35	196	13	568
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	118	22	469
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	82	210	36	783
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	169	8	619
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	98	162	18	629
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	76	158	11	771
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	97	185	36	910
Core Growth Malls - Market Dominant Subtotal					—	296	905	749	—	155	226	2,331	360	—	113	—	42	—	515	561	1,198	144	4,749
Non Core Malls
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	85	25	507
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	170	22	807
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	89	139	—	—	—	—	—	—	—	135	116	74	464
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	119	25	458
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	73	152	78	728
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	122	24	672
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	170	28	635
Non Core Malls Subtotal					—	—	200	325	196	260	450	1,431	484	84	—	173	—	272	1,013	617	934	276	4,271
Other Retail Properties
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	38	24	8	70
Gloucester Premium Outlets	NJ	25%	2013	2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	26	260	83	369
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	343	54	1	705
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Other Retail Properties Subtotal					—	—	—	—	—	—	127	127	—	—	—	—	—	748	748	1,009	409	92	2,385

Portfolio Totals					178	1,181	2,000	1,961	1,125	538	1,339	8,322	3,075	929	821	328	42	1,781	6,976	4,675	6,634	1,256	27,863

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of September 30, 2015

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory (1)	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(2)	—	2021	—
Jacksonville Mall	2016	—	—	—	—	2020	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—
Springfield Town Center	—	—	—	—	—	(2)	—	—	2025	—	—	(2)
Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—
Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls - Major Markets
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—
Cumberland Mall	—	—	(2)	2019	—	—	—	—	—	—	—	—
Exton Square Mall (4)	—	—	2019	—	—	—	—	—	(2)	—	2019, (2)	—
Francis Scott Key Mall	—	—	—	—	—	2021	—	—	(2)	—	2018	—
Moorestown Mall	—	—	2020	—	—	—	—	(2)	(2)	—	2022	—
Patrick Henry Mall	—	—	—	—	(2)	2020	—	—	(2)	—	—	—
Plymouth Meeting Mall	—	—	2021	—	—	—	—	—	(2)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2021	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)
Valley Mall	—	2019	—	—	—	2019	—	—	(2)	—	(2)	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of September 30, 2015 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory (1)	Dillard’s	JCPenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Core Growth Malls - Market Dominant
Capital City Mall	—	—	—	—	—	2020	—	—	(2)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2021	—	—	—	—	2017	—	—	—	—	2017	—
Valley View Mall	—	(2)	—	—	—	2020	—	—	(2)	—	(2)	—
Viewmont Mall	—	—	—	—	—	2020	—	—	(2)	—	2020	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

Non Core Malls
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
Lycoming Mall	—	2016	—	2019	—	2020	—	—	(2)	—	2018	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(2)	—	2019	—
Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Other Retail Properties
Street Level Retail (2 Properties)	—	—	—	—	—	—	—	—	—	—	—	—
Gloucester Premium Outlets	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Total PREIT Owned Department Stores	5	5	6	4	—	18	—	—	6	2	15	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	5	1	1	18	—	5	3

(1)	Total PREIT owned Burlington Coat Factory stores includes one store located at The Gallery at Market East.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	September 30, 2015			December 31, 2014
	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure	GAAP	Share of Unconsolidated Partnerships	Total (Non GAAP Measure
ASSETS
Investments in real estate, at cost
Operating properties	$3,467,158	$343,236	$3,810,394	$3,216,231	$332,950	$3,549,181
Construction in progress	131,924	21,703	153,627	60,452	16,578	77,030
Land held for development	8,424	—	8,424	8,721	—	8,721
Total investments in real estate	3,607,506	364,939	3,972,445	3,285,404	349,528	3,634,932
Accumulated depreciation	(1,071,477)	(99,759)	(1,171,236)	(1,061,051)	(97,786)	(1,158,837)
Net investments in real estate	2,536,029	265,180	2,801,209	2,224,353	251,742	2,476,095
Investments in partnerships, at equity	154,588	(154,588)	—	140,882	(140,882)	—
Other assets:
Cash and cash equivalents	22,136	14,021	36,157	40,433	7,288	47,721
Rent and other receivables (2)	36,750	3,743	40,493	40,566	3,970	44,536
Intangible assets, net	23,372	5,015	28,387	6,452	6,071	12,523
Deferred costs and other assets, net	86,717	11,405	98,122	87,017	7,252	94,269
Assets held for sale	13,627	—	13,627	—	—	—
Total assets	$2,873,219	$144,776	$3,017,995	$2,539,703	$135,441	$2,675,144
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,392,270	$201,385	$1,593,655	$1,407,947	$190,310	$1,598,257
Term Loans	400,000	—	400,000	130,000	—	130,000
Revolving Facility	60,000	—	60,000	—	—	—
Tenants’ deposits and deferred rent	15,731	2,725	18,456	15,541	4,078	19,619
Distributions in excess of partnership investments	64,238	(64,238)	—	65,956	(65,956)	—
Fair value of derivative instruments	6,029	—	6,029	2,490	—	2,490
Liabilities related to assets held for sale	1,895	—	1,895	—	—	—
Other liabilities	89,738	4,904	94,642	73,032	7,009	80,041
Total liabilities	2,029,901	144,776	2,174,677	1,694,966	135,441	1,830,407
Equity:
Total equity	843,318	—	843,318	844,737	—	844,737
Total liabilities and equity	$2,873,219	$144,776	$3,017,995	$2,539,703	$135,441	$2,675,144

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $27.3 million ($23.8 million consolidated, $3.5 million unconsolidated) as of September 30, 2015 and $27.8 million ($23.7 million consolidated, $4.1 million unconsolidated) as of December 31, 2014.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	September 30, 2015				December 31, 2014
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$74,733	$—	$32,899	$41,834	$74,120	$—	$30,465	$43,655
Capital City Mall	100,149	8,000	37,017	71,132	99,665	152	34,419	65,398
Cherry Hill Mall	472,965	—	180,936	292,029	470,493	—	163,178	307,315
Crossroads Mall	49,342	196	16,619	32,919	48,872	195	15,098	33,969
Cumberland Mall	70,299	278	19,105	51,472	67,422	375	17,412	50,385
Dartmouth Mall	67,563	—	33,674	33,889	64,544	—	32,540	32,004
Exton Square Mall	158,724	3,584	44,770	117,538	158,622	1	41,473	117,150
Francis Scott Key Mall	90,495	—	31,279	59,216	90,309	1,681	28,480	63,510
Gadsden Mall	37,504	—	7,646	29,858	64,301	—	16,483	47,818
Jacksonville Mall	84,329	—	29,328	55,001	84,173	2	27,148	57,027
Logan Valley Mall	102,058	758	34,253	68,563	100,887	—	32,222	68,665
Lycoming Mall	55,858	—	15,505	40,353	79,240	—	26,547	52,693
Magnolia Mall	90,797	—	39,529	51,268	90,725	—	37,033	53,692
Moorestown Mall	137,657	3,235	43,307	97,585	131,353	2,147	39,061	94,439
New River Valley Mall	51,550	371	23,001	28,920	59,340	—	27,497	31,843
Palmer Park Mall	34,719	—	15,565	19,154	34,717	—	15,003	19,714
Patrick Henry Mall	146,570	—	58,099	88,471	146,434	—	53,642	92,792
Plymouth Meeting Mall	173,485	23	60,038	113,470	169,981	—	54,037	115,944
The Mall at Prince Georges	104,342	—	48,258	56,084	103,738	35	45,879	57,894
Springfield Town Center	417,293	56,129	5,437	467,985	—	—	—	—
Uniontown Mall (2)	—	—	—	—	43,751	—	15,973	27,778
Valley Mall	101,242	672	34,512	67,402	100,682	177	32,217	68,642
Valley View Mall	79,044	—	22,396	56,648	78,811	1,032	20,426	59,417
Viewmont Mall	101,129	—	32,547	68,582	98,404	—	29,834	68,570
Voorhees Town Center (3)	4,491	—	91	4,400	83,501	589	28,152	55,938
Washington Crown Center	52,052	—	18,138	33,914	51,562	30	16,747	34,845
Willow Grove Park	237,601	—	79,301	158,300	236,236	—	73,260	162,976
Wiregrass Commons Mall	42,226	—	10,321	31,905	56,539	—	16,939	39,600
Woodland Mall	193,815	—	55,729	138,086	192,976	—	51,048	141,928
Wyoming Valley Mall	113,172	—	40,722	72,450	112,074	—	37,980	74,094
Total Consolidated Malls	3,445,204	73,246	1,070,022	2,448,428	3,193,472	6,416	1,060,193	2,139,695
Unconsolidated Malls
The Gallery at Market East	127,760	19,496	18,897	128,359	126,515	8,965	15,245	120,235
Lehigh Valley Mall	46,497	921	24,369	23,049	46,423	418	23,750	23,091
Springfield Mall	57,268	9	17,824	39,453	57,017	9	16,670	40,356
Total Unconsolidated Malls	231,525	20,426	61,090	190,861	229,955	9,392	55,665	183,682
TOTAL MALLS	$3,676,729	$93,672	$1,131,112	$2,639,289	$3,423,427	$15,808	$1,115,858	$2,323,377
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Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1) (continued)
(in thousands)

	September 30, 2015				December 31, 2014
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Other Retail Properties
Monroe Marketplace (4)	$1,715	$939	$80	$2,574	$1,515	$—	$60	$1,455
Pitney Road Plaza (5)	—	—	—	—	1,017	20	13	1,024
Sunrise Plaza (6)	—	434	—	434	—	—	—	—
Street Level Retail (2 Properties)	20,239	3,290	1,375	22,154	20,227	—	785	19,442
Total Consolidated Other Retail Properties	21,954	4,663	1,455	25,162	22,759	20	858	21,921
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	23,912	493	151	24,254	3,458	6,401	—	9,859
Metroplex Shopping Center	42,913	—	23,285	19,628	42,919	—	22,125	20,794
The Court at Oxford Valley	27,225	—	9,943	17,282	28,242	—	10,532	17,710
Red Rose Commons	11,421	—	3,185	8,236	13,617	1	5,221	8,397
Springfield Park (7)	—	—	—	—	8,519	—	2,216	6,303
Total Unconsolidated Other Retail Properties	105,471	493	36,564	69,400	96,755	6,402	40,094	63,063
TOTAL OTHER RETAIL PROPERTIES	$127,425	$5,156	$38,019	$94,562	$119,514	$6,422	$40,952	$84,984
Consolidated Properties Under Development
Springhills	$—	$19,229	$—	$19,229	$—	$19,230	$—	$19,230
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,015	—	54,015	—	54,016	—	54,016
Unconsolidated Properties Under Development
Pavilion at Market East	6,240	784	2,105	4,919	6,240	784	2,027	4,997
Total Unconsolidated Properties Under Development	6,240	784	2,105	4,919	6,240	784	2,027	4,997
Other Properties
Land held for development - consolidated	8,424	—	—	8,424	8,721	—	—	8,721
Total Other Properties	8,424	—	—	8,424	8,721	—	—	8,721
TOTAL DEVELOPMENT AND OTHER PROPERTIES	$14,664	$54,799	$2,105	$67,358	$14,961	$54,800	$2,027	$67,734
TOTAL INVESTMENT IN REAL ESTATE	$3,818,818	$153,627	$1,171,236	$2,801,209	$3,557,902	$77,030	$1,158,837	$2,476,095
CONSOLIDATED PROPERTIES	$3,475,582	$131,924	$1,071,477	$2,536,029	$3,224,952	$60,452	$1,061,051	$2,224,353
UNCONSOLIDATED PROPERTIES	343,236	21,703	99,759	265,180	332,950	16,578	97,786	251,742
TOTAL INVESTMENT IN REAL ESTATE	$3,818,818	$153,627	$1,171,236	$2,801,209	$3,557,902	$77,030	$1,158,837	$2,476,095

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	The Company sold its interest in this property in August 2015.

(3)	The Company sold its interest in this property in October 2015. In connection with the sale, the Company retained one parcel.

(4)	Consists of two parcels remaining after the sale of the property in 2010.

(5)	Consists of one parcel remaining after the sale of the property in 2010. The Company sold the parcel in July 2015.

(6)	Consists of two parcels remaining after the sale of the property in 2010.

(7)	The Company sold its interest in this property in July 2015.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended September 30, 2015			Nine Months Ended September 30, 2015
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$13,772	$1,426	$15,198	$23,464	$15,105	$38,569
New development projects	—	3,676	3,676	61	14,544	14,605
Renovation with no incremental GLA	208	—	208	1,538	—	1,538
Tenant allowances	5,495	292	5,787	16,158	503	16,661
Recurring capital expenditures:
CAM expenditures	5,264	135	5,399	8,072	338	8,410
Non-CAM expenditures	825	—	825	1,437	—	1,437
Total recurring capital expenditures	6,089	135	6,224	9,509	338	9,847
Total	$25,564	$5,529	$31,093	$50,730	$30,490	$81,220

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of September 30, 2015
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,386,426	67.5%	$5,844	0.3%	$1,392,270	67.8%
Unconsolidated mortgage loans payable	181,144	8.8%	20,241	1.0%	201,385	9.8%
Term Loans (2)	250,000	12.2%	150,000	7.3%	400,000	19.5%
2013 Revolving Facility	—	—%	60,000	2.9%	60,000	2.9%
TOTAL OUTSTANDING DEBT	$1,817,570	88.5%	$236,085	11.5%	$2,053,655	100.0%
AVERAGE STATED INTEREST RATE	4.44%		1.76%		4.13%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	In October 2015, the Company effectively swapped $100.0 million of the variable interest rate term loan to a fixed interest rate of 2.80%.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	6/30/2015	$1,559,385	$120,000	$400,000	$2,079,385
Mortgage loan amortization		(5,834)	—	—	(5,834)
Springfield Park mortgage loan assumption		(4,480)	—	—	(4,480)
Willow Grove Park mortgage loan repayment		(133,513)	—	—	(133,513)
Willow Grove Park mortgage loan financing		170,000	—	—	170,000
Springfield Mall mortgage loan repayment		(30,845)	—	—	(30,845)
Springfield Mall mortgage loan financing		32,500	—	—	32,500
Gloucester Premium Outlet construction loan draw		6,442	—	—	6,442
2013 Revolving Facility, net		—	(60,000)	—	(60,000)
Ending Balance	9/30/2015	$1,593,655	$60,000	$400,000	$2,053,655
Weighted Average Balance		$1,557,814	$90,000	$400,000	$2,047,814

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Total Debt
2015	$5,953	$—	$—	$—	$5,953
2016	20,763	219,480	—	—	240,243
2017	20,705	153,283	—	—	173,988
2018	20,710	164,156	60,000	—	244,866
2019	21,480	28,050	—	150,000	199,530
Thereafter	80,050	859,025	—	250,000	1,189,075
	$169,661	$1,423,994	$60,000	$400,000	$2,053,655

(1)
The weighted average period to mortgage loan maturity is 5.84 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2016	$221,571	5.55%
2017	153,461	5.46%
2018	166,520	3.48%
2019	28,050	4.38%
Thereafter	1,024,053	4.46%
Total	$1,593,655	4.60%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of September 30, 2015
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Valley Mall	79,695	5.49%	6,129	78,996	Mar 2016	Mar 2016
Woodland Mall	141,876	5.58%	10,760	140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall (2)	33,271	3.72%	3,001	30,907	Mar 2018	Mar 2018
New River Valley Mall (2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	29,841	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	64,849	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,030	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	28,738	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	62,505	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	48,331	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	294,624	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	64,150	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	41,027	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	77,495	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	95,963	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall	32,500	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	170,000	3.88%	9,599	133,754	Oct 2025	Oct 2025
Total Fixed Rate Mortgage Loans	$1,567,570	4.64%	$97,663	$1,398,087
Variable Rate Mortgage Loans
Pavilion East Associates	$3,461	3.00%	$253	$3,283	Aug 2017	Aug 2017
Francis Scott Key Mall	5,844	2.80%	163	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets	16,780	1.70%	285	16,780	June 2018	June 2019
Total Variable Rate Mortgage Loans	$26,085	2.12%	$701	$25,907
Total Mortgage Loans	$1,593,655	4.60%	$98,364	$1,423,994
CONSOLIDATED MORTGAGE LOANS	$1,392,270	4.55%	$85,036	$1,247,451
UNCONSOLIDATED MORTGAGE LOANS	201,385	4.97%	13,328	176,543
2014 5 YEAR TERM LOAN (2)	150,000	3.02%	4,525	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	100,000	3.30%	3,297	100,000	Jan 2021	Jan 2021
2015 5 YEAR TERM LOAN VARIABLE (4)	150,000	1.80%	2,696	150,000	June 2020	June 2020
2013 REVOLVING FACILITY	60,000	1.50%	898	60,000	June 2018	June 2020
Total	$2,053,655	4.13%	$109,780	$1,883,994
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.14%	—	—
EFFECTIVE INTEREST RATE	$2,053,655	4.27%	$109,780	$1,883,994

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(4)	In October 2015, the Company effectively swapped $100.0 million of this loan to a fixed interest rate of 2.80%. The balance of this loan will remain variable.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

September 30, 2015
Consolidated Liabilities to Gross Asset Value	50.17%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	36.97%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.94
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	7.12
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	18.71%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2014 Annual Report on Form 10-K dated February 23, 2015.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three and nine months ended September 30, 2015 and 2014 to show the effect of mortgage prepayment penalty, accelerated amortization of financing costs, acquisition costs, loss on hedge ineffectiveness and provision for employee separation expense, which had a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it makes adjustments to FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to acquisition costs and loss on hedge ineffectiveness.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expense of our partnership investments. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and acquisition costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our Credit Agreements;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to sell properties that we seek to dispose of or our ability to obtain estimated sale prices;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks relating to development and redevelopment activities;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties;

•	our short and long-term liquidity position;

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions or other equity issuances.